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                                                                    EXHIBIT 31.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                           PURSUANT TO RULE 13a-14(a)

     I, John A. Gappa, certify that:

     1. I have reviewed this quarterly report on Form 10-Q of Universal Hospital Services, Inc.; and

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

     3. [intentionally omitted]

     4. [intentionally omitted]

     5. [intentionally omitted]

Date: April 7, 2004

                                         /s/ John A. Gappa
                                         ---------------------------------------
                                         John A. Gappa
                                         Senior Vice President and
                                         Chief Financial Officer